Long-Term Debt:	12 Months Ended
Dec. 31, 2017
Debt Disclosure
Long-Term Debt:

5. Long-Term Debt:

As of December 31, 2017, all vessels comprising the Partnership’s fleet were first priority mortgaged as collateral to secure the Term Loan B, further discussed in Note 5.

The amounts shown in the accompanying consolidated balance sheets are analyzed as follows:

		Year Ended
Debt instruments	Borrowers-Issuers	December 31, 2017	December 31, 2016

$480 Million Term Loan Facility	Arctic LNG and Dynagas Finance LLC	477,600	—
$340 Million Credit Facility	Pegasus, Lance, Seacrown, Fareastern	—	285,000
$250 Million Senior Unsecured Notes	Dynagas Partners and Dynagas Finance	250,000	250,000
$200 Million Term Loan Facility	Navajo and Solana	—	187,500
Total debt		$727,600	$722,500
Less deferred financing fees		(13,247)	(6,064)
Total debt, net of deferred finance costs		$714,353	$716,436
Less current portion, net of deferred financing fees		$(2,655)	$(31,688)

Long-term debt, net of current portion and deferred financing fees		$711,698	$684,748

$340 Million Senior Secured Revolving Credit Facility

On June 19, 2014, certain subsidiaries of the Partnership entered, on a joint and several basis, into a Senior Secured Revolving Credit Facility (the “$340 Million Credit Facility”) with an affiliate of Credit Suisse in order to refinance the $214.1 million outstanding under a previous credit facility with the same lender and to fund a portion of the purchase price of the first drop down vessel from the Sponsor, the Arctic Aurora. The facility bore interest at LIBOR plus a margin.

On May 18, 2017, the $340 Million Credit Facility was fully repaid from the net proceeds of a new $480 million senior secured term loan (the “Term Loan B”, discussed below). In addition, the minimum liquidity restrictions imposed by the respective facility to the Partnership elapsed upon its repayment and on this basis the Partnership’s $25.0 million of restricted cash was released at the closing date of the Term Loan B transaction.

$200 Million Term Loan Facility

On December 17, 2015, Navajo and Solana, wholly owned subsidiaries of the Partnership, entered, on a joint and several basis, into a facility agreement with a group of lenders (ABN AMRO N.V., KFW IPEX-Bank GMBH and DNB ASA), with ABN Amro NV acting as agent, for a senior secured term loan facility of up to $200.0 million (the “$200 Million Term Loan Facility”) to partially finance the Lena River Acquisition and for working capital purposes. The $200 Million Term Loan Facility bore interest at LIBOR plus a margin.

On May 18, 2017, the $200 Million Term Loan Facility was fully repaid from the net proceeds of the Term Loan B. At the repayment date, the Partnership was released from all cash-related restrictions that required the borrowing entities to maintain certain minimum liquidity levels on a per vessel basis and to maintain and transfer funds to designated accounts for each vessel.

$480 Million Senior Secured Term Loan Facility

On May 18, 2017, Arctic LNG and Dynagas Finance LLC, wholly owned subsidiaries of the Partnership, as co-borrowers, entered into a $480.0 million senior secured term loan (the “Term Loan B”). The net proceeds of the Term Loan B were used to refinance and repay in full the indebtedness outstanding under the Partnership’s existing $340 Million Credit Facility and the $200 Million Term Loan Facility and to pay transaction fees and expenses. The Term Loan B bears interest at LIBOR plus a margin and provides for 0.25% quarterly amortization on the principal and a bullet payment at maturity, in May 2023. The Term Loan B is secured by, among other, first priority mortgages on the vessels owned by the borrower subsidiary guarantors, a first priority specific assignment of the existing time charters, a first priority assignment of all insurances and earnings of the vessels and pledges on certain deposit accounts of Arctic LNG and its vessel owning subsidiaries and is guaranteed by the Partnership, certain of the Partnership’s subsidiaries and the vessel-owning subsidiaries of Arctic LNG.

The Term Loan B contains negative covenants customary for facilities of this type, including, among others, limitations on indebtedness, asset sales, transactions with affiliates, restricted payments (with the ability to distribute available cash subject to no event of default and compliance with certain financial covenants).

$250 Million Senior Unsecured Notes due 2019

On September 15, 2014, the Partnership completed a public offering of $250.0 million aggregate principal amount Senior Unsecured Notes offering due October 30, 2019, (the “Notes”) with the purpose of funding the majority of the purchase price related to the Yenisei River acquisition. The Notes bear interest from the date of the original issue until maturity at a rate of 6.25% per year, payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year. As per the provisions of the Notes and the Indenture, the Partnership may issue from time to time, unlimited as to principal amount senior unsecured debentures, to be issued in one or more series. The Notes are unsubordinated unsecured obligations of the Partnership and are not redeemable at its option prior to maturity.

The Term Loan B and the Notes contain financial covenants that require the Partnership to:

  meet a specified maximum loan to value ratio, which is the ratio of the aggregate principal amounts due under the Term Loan B to the aggregate fair value of the collateral vessels under the Term Loan B;
  meet a specified minimum debt service coverage ratio, the ratio of the twelve month rolling operating cash flow of Arctic LNG to the twelve month rolling debt service payments under the Term Loan B;
  maintain aggregate free liquidity of at least $20.0 million;
  meet a maximum leverage ratio expressed as a percentage of total borrowings to total book assets; and
  maintain a certain minimum net worth level.

The financing agreements for both the Term Loan B and the Notes restrict the Partnership from declaring or making any distributions if an event of default occurs. The Term Loan B further restricts the Partnership from paying any dividend or other distribution unless a minimum interest coverage ratio is met on a consolidated basis.

The undrawn borrowing capacity under the Partnership’s debt agreements as at December 31, 2017 and 2016, was zero.

As of December 31, 2017, the Partnership was in compliance with all financial covenants prescribed in its debt agreements.

The annual principal payments for the Partnership’s outstanding debt arrangements as at December 31, 2017, required to be made after the balance sheet date were as follows:

Year ending December 31,	Amount
2018	$4,800
2019	254,800
2020	4,800
2021	4,800
2022	4,800
2023 and thereafter	453,600
Total long-term debt	$727,600

The Partnership’s debt is denominated in U.S. dollars and, apart from the Notes which bear a fixed rate, bears floating interest rates. The weighted average interest rate on the Partnership’s long-term debt for the years ended December 31, 2017, 2016 and 2015, was 5.4%, 4.4% and 4.5%, respectively.

Total interest incurred on long-term debt for the years ended December 31, 2017, 2016 and 2015, amounted to $39,775, $32,887 and $25,926, respectively and is included in Interest and finance costs (Note 11) in the accompanying consolidated statements of income. Commitment fees incurred for 2017, 2016 and 2015, amounted to zero, $2 and $15, respectively. Such fees are included in Interest and finance costs (Note 11) in the accompanying consolidated statements of income.